UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) May 30, 1997


                                 BACOU USA, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                  0-28040                       05-0470688
           (Commission File Number)   (IRS Employer Identification No.)


                   10 Thurber Boulevard, Smithfield, RI 02917
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 401-233-0333

Item 2.  Acquisition or Disposition of Assets.

     On May 30, 1997, Bacou S.A. ("Bacou S.A."), the majority shareholder of Bacou USA, Inc. ("Bacou USA"), consummated the acquisition of all of the capital stock of Comasec International S.A. ("Comasec"), a French holding company, which was the owner of a French operating company, Fenzy S.A., a United States operating company, Survivair, Inc., a Connecticut corporation ("Survivair"), as well as the United States holding company, Comasec Holdings, Inc. ("Comasec Holdings"). Survivair manufactures and sells a complete line of respiratory protection products for firefighters and industrial workers.

     Simultaneously, Bacou S.A. and Bacou USA consummated the transactions contemplated by that certain Assignment Agreement (the "Assignment"). The Assignment provides for the acquisition of the United States entities by Bacou USA through the merger of one of its subsidiaries into Comasec Holdings and the redemption of the interest of Comasec in Comasec Holdings (the "Redemption"). The Redemption was completed in accordance with the terms of that certain Stock Redemption Agreement dated May 30, 1997 between Comasec and Pro-Tech Respirators, Inc., a Connecticut corporation, formerly Comasec Holdings. The total redemption price paid was approximately $27,350,000, subject to certain post-closing adjustments (the "Redemption Price").

     During March 1997, Bacou USA, through its wholly-owned subsidiary Uvex Safety, Inc., borrowed $8,000,000 under its then existing term facility from Citizens Bank of Rhode Island (the "Existing Facility"). The proceeds from the Existing Facility, together with cash reserves, were utilized to fund Pro-Tech Respirators, Inc., a Rhode Island corporation, a wholly-owned subsidiary of Bacou USA with $28,000,000, which in turn advanced $28,000,000 to Bacou S.A. for its use in closing the transaction with the shareholders of Comasec. The advance is evidenced by promissory notes of Bacou USA which bear interest at the overnight deposit rate available at the Paris branch of Banque Nationale de Paris (collectively, the "Promissory Notes"). The Redemption Price was paid by the assignment of the Promissory Notes to Comasec, then a wholly-owned subsidiary of Bacou S.A., then by the issuance of an Adjustment Note dated May 30, 1997 by Pro-Tech to Comasec.


Item 7.Financial Statements and  Exhibits.


     (a)  Financial Statements of Businesses Acquired


          To be filed by amendment within 60 days of the filing hereof pursuant to Item 7 of Form 8-K


     (b)  Pro Forma Financial Information

          To be filed by amendment within 60 days of the filing hereof pursuant to Item 7 of Form 8-K

     (c)  Exhibits

          See exhibit index annexed hereto

         Item 601
         Exhibit Table Reference          Exhibit Title

         Exhibit 2(a) Stock Purchase Agreement dated as of April 14, 1997 among Bacou S.A. and Francis Berend, Pierre Alain Berend, Philippe Berend, Pascal Berend and the other Sellers parties thereto (incorporated by reference to Exhibit 2(a) of the Company's Form 8-K filed May 12, 1997 (the "Form 8-K"))

         Exhibit 2(b) Agreement dated as of April 14, 1997 between Bacou S.A. and Bacou USA, Inc. (incorporated by reference to Exhibit 2(b) of the 8-K)


         Exhibit 2(c) First Amendment to Stock Purchase Agreement dated May 30, 1997

         Exhibit 2(d)              Stock Redemption Agreement dated May 30, 1997
                                   between  Comasec   International,   S.A.  and
                                   Pro-Tech Respirators, Inc.

         Exhibit 10(a)             Promissory  Note in the  principal  amount of
                                   $10,000,000   dated  as  of  March  26,  1997
                                   between Bacou S.A. and Pro-Tech Respirators, Inc. (incorporated by reference from Company's quarterly report on Form 10-Q for the quarter end March 31, 1997)

         Exhibit 10(b)             Promissory  Note in the  principal  amount of
                                   $18,000,000   dated  as  of  March  27,  1997
                                   between Bacou S.A. and Pro-Tech Respirators, Inc. (incorporated by reference from the Company's quarterly report on Form 10-Q for the quarter end March 31, 1997)

          Exhibit 10(c)            Adjustment Promissory Note dated May 30, 1997
                                   between   Pro-Tech   Respirators,   Inc.  and
                                   Comasec International, S.A.

         Exhibit 99(a) Unaudited Financial Statements of Survivair, Inc. for 1996 and 1995 (incorporated by reference to Exhibit 99(a) of the Form 8-K)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BACOU USA, INC.
                                      Registrant


                                      By:   /s/ Philip B. Barr
                                         ---------------------------------------
                                                Philip B. Barr
                                                Executive Vice President and
                                                Chief Financial Officer


Dated:  June 16, 1997

  Item 601
  Exhibit Table Reference               Exhibit Title

Exhibit 2(a) Stock Purchase Agreement dated as of April 14, 1997 among Bacou S.A. and Francis Berend, Pierre Alain Berend, Philippe Berend, Pascal Berend and the other Sellers parties thereto (incorporated by reference to Exhibit 2(a) of the Company's Form 8-K filed May 12, 1997 (the "Form 8-K"))

Exhibit 2(b) Agreement dated as of April 14, 1997 between Bacou S.A. and Bacou USA, Inc. (incorporated by reference to Exhibit 2(b) of the 8-K)


Exhibit 2(c) First Amendment to Stock Purchase Agreement dated May 30, 1997

Exhibit 2(d)                       Stock Redemption Agreement dated May 30, 1997
                                   between  Comasec   International,   S.A.  and
                                   Pro-Tech Respirators, Inc.

Exhibit 10(a)                      Promissory  Note in the  principal  amount of
                                   $10,000,000   dated  as  of  March  26,  1997
                                   between Bacou S.A. and Pro-Tech Respirators, Inc. (incorporated by reference from Company's quarterly report on Form 10-Q for the quarter end March 31, 1997)

Exhibit 10(b)                      Promissory  Note in the  principal  amount of
                                   $18,000,000   dated  as  of  March  27,  1997
                                   between Bacou S.A. and Pro-Tech Respirators, Inc. (incorporated by reference from the Company's quarterly report on Form 10-Q for the quarter end March 31, 1997)

Exhibit 10(c)                      Adjustment Promissory Note dated May 30, 1997
                                   between   Pro-Tech   Respirators,   Inc.  and
                                   Comasec International, S.A.


Exhibit 99(a) Unaudited Financial Statements of Survivair, Inc. for 1996 and 1995 (incorporated by reference to Exhibit 99(a) of the Form 8-K)